UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2737

Fidelity Summer Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2016

Item 1.

Reports to Stockholders

Fidelity® Series Floating Rate High Income Fund Fidelity® Series Floating Rate High Income Fund Class F Annual Report September 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Life of fundA
Fidelity® Series Floating Rate High Income Fund	4.59%	5.19%
Class F	4.71%	5.30%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Floating Rate High Income Fund, a class of the fund, on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$12,847	Fidelity® Series Floating Rate High Income Fund
$12,929	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans posted a solid gain for the year ending September 30, 2016, sharply reversing course in February and ending seven straight months of negative returns. The S&P/LSTA Leveraged Performing Loan Index gained 5.70% the past year, lagging high-yield bonds by a wide margin but modestly outpacing investment-grade bonds. Sharply falling oil prices, global economic uncertainty and investor risk aversion weighed on the asset class through mid-February, when loans began to benefit from improvement across a range of global issues. Oil prices shifted into an uptrend, China’s central bank eased concern about its economy by implementing additional stimulus measures and U.S. economic data improved. The loan market extended its rally through May, bolstered by fading fears of a U.S. recession, greater-than-expected stimulus from the European Central Bank and a modest increase in demand for collateralized loan obligations. Following a brief, sharp disruption in late-June related to the U.K.’s vote to exit the European Union, the loan rally advanced over the remainder of the period. Within the index, gains were broad-based across industries, led by steel (+19%), which rallied in step with recovering commodity prices. From a credit-quality perspective, lower-quality loans delivered the best performance, reflecting improved risk sentiment.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund's share classes gained about 5%, trailing the benchmark S&P/LSTA Leveraged Performing Loan Index. Security selection in industrial equipment, steel and retailers hampered performance versus the benchmark, as did our cash stake of about 5%, on average. Elsewhere, positive picks in oil & gas were more than offset by unfavorable positioning in the group. The primary individual detractors included steel producer Essar Steel, an out-of-benchmark position in coal mine operator Warrior Met Coal (formerly Walter Energy), and specialty retailer Sports Authority. We'd sold the fund's position in Essar Steel by period end. On the plus side, security selection in lodging & casinos, leisure goods/activities/movies, and business equipment & services provided the biggest boost versus the benchmark. The top individual contributors were sizable overweightings in for-profit education provider Laureate Education and resort and casino operator Harrah's – now listed as Caesars Entertainment. We avoided loans issued by index component Templar Energy, an oil & gas exploration & production firm, believing its risk/reward profile was too speculative, and this also proved additive. During the period, the fund had overweightings, on average, in loans rated B and CCC, and a meaningful underweighting in BB-rated credits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Albertson's LLC	2.5	2.3
Caesars Growth Properties Holdings, LLC	1.5	1.4
Valeant Pharmaceuticals International, Inc.	1.5	1.4
JC Penney Corp., Inc.	1.2	1.3
First Data Corp.	1.1	1.2
	7.8

Top Five Market Sectors as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.4	10.7
Healthcare	10.0	8.3
Services	8.3	6.8
Telecommunications	6.2	6.2
Gaming	5.7	5.4

Quality Diversification (% of fund's net assets)

As of September 30, 2016
BBB	1.6%
BB	32.7%
B	49.6%
CCC,CC,C	7.9%
D	0.2%
Not Rated	4.2%
Equities	0.6%
Short-Term Investments and Net Other Assets	3.2%

As of March 31, 2016
BBB	1.6%
BB	29.9%
B	49.9%
CCC,CC,C	7.7%
D	0.4%
Not Rated	2.4%
Equities	0.6%
Short-Term Investments and Net Other Assets	7.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2016*
Bank Loan Obligations	92.9%
Nonconvertible Bonds	3.3%
Common Stocks	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 8.0%

As of March 31, 2016*
Bank Loan Obligations	90.1%
Nonconvertible Bonds	1.8%
Common Stocks	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	7.5%

 * Foreign investments - 9.5%

Investments September 30, 2016

Showing Percentage of Net Assets

Bank Loan Obligations - 92.9%(a)
	Principal Amount	Value
Aerospace - 0.9%
Camp International Holding Co. Tranche 1LN, term loan 4.75% 8/18/23 (b)	$1,000,000	$998,000
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	362,741	365,461
TransDigm, Inc.:
Tranche D, term loan 3.8316% 6/4/21 (b)	1,964,824	1,963,193
Tranche F, term loan 3.75% 6/9/23 (b)	497,465	497,310

TOTAL AEROSPACE		3,823,964

Automotive & Auto Parts - 1.2%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	389,135	389,501
Federal-Mogul Corp. Tranche C, term loan 4.75% 4/15/21 (b)	1,470,000	1,418,285
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	1,629,683	1,303,746
Tranche 2LN, term loan 10% 11/27/21 (b)	1,425,000	940,500
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (b)	477,904	470,301
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	601,237	599,734

TOTAL AUTOMOTIVE & AUTO PARTS		5,122,067

Broadcasting - 0.8%
Clear Channel Communications, Inc. Tranche D, term loan 7.2744% 1/30/19 (b)	2,330,000	1,789,859
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	953,401	955,785
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	971,652	973,323

TOTAL BROADCASTING		3,718,967

Building Materials - 1.1%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (b)	535,128	536,267
GCP Applied Technologies, Inc. Tranche B, term loan 4.0877% 2/3/22 (b)	497,500	502,475
HD Supply, Inc. Tranche B, term loan 10/17/23 (c)	250,000	250,313
HNC Holdings, Inc. Tranche B, term loan 9/30/23 (c)	460,000	458,850
Jeld-Wen, Inc. Tranche B, term loan 4.75% 7/1/22 (b)	495,000	497,683
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	990,000	988,555
Ply Gem Industries, Inc. Tranche B, term loan 4% 2/1/21 (b)	543,052	545,996
Ventia Deco LLC Tranche B, term loan 5% 5/21/22 (b)	1,148,750	1,157,366

TOTAL BUILDING MATERIALS		4,937,505

Cable/Satellite TV - 3.7%
Altice U.S. Finance SA Tranche B, term loan 4.25% 12/14/22 (b)	3,838,223	3,862,212
Charter Communication Operating LLC:
Tranche H, term loan 3.25% 8/24/21 (b)	995,000	998,483
Tranche I, term loan 3.5% 1/24/23 (b)	2,671,575	2,687,524
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (b)	1,354,157	1,357,759
CSC Holdings LLC Tranche B, term loan 5% 10/9/22 (b)	997,500	998,537
Numericable LLC:
Tranche B 1LN, term loan 4.564% 7/20/22 (b)	615,350	619,387
Tranche B 6LN, term loan 4.7515% 2/10/23 (b)	1,990,000	2,003,054
Tranche B, term loan 5.0015% 1/15/24 (b)	1,610,963	1,625,461
WideOpenWest Finance LLC Tranche B, term loan 4.5% 8/19/23 (b)	1,250,000	1,244,013
Ziggo B.V.:
Tranche B 1LN, term loan 3.6519% 1/15/22 (b)	554,681	554,087
Tranche B 2LN, term loan 3.6519% 1/15/22 (b)	328,723	328,372
Tranche B 3LN, term loan 3.7014% 1/15/22 (b)	102,143	102,034

TOTAL CABLE/SATELLITE TV		16,380,923

Capital Goods - 0.2%
SRAM LLC. Tranche B, term loan 4.0141% 4/10/20 (b)	348,553	338,096
Wireco Worldgroup, Inc. Tranche B 1LN, term loan 6.5% 7/21/23 (b)	500,000	501,460

TOTAL CAPITAL GOODS		839,556

Chemicals - 2.9%
A. Schulman, Inc. Tranche B, term loan 4% 6/1/22 (b)	781,723	780,746
Chromaflo Technologies Corp.:
Tranche 2LN, term loan 8.25% 6/2/20 (b)	999,962	929,964
Tranche B 1LN, term loan 4.5% 12/2/19 (b)	657,138	656,316
Hilex Poly Co. LLC Tranche B 1LN, term loan 6% 12/5/21 (b)	1,355,348	1,362,978
Ineos Styrolution U.S. Holding LLC Tranche B, term loan 9/15/21 (c)	485,000	489,549
Kraton Polymers LLC Tranche B, term loan 6% 1/6/22 (b)	1,425,000	1,435,688
MacDermid, Inc.:
Tranche B 1LN, term loan 5.5% 6/7/20 (b)	416,769	417,290
Tranche B 2LN, term loan 5.5% 6/7/20 (b)	602,225	604,484
Tranche B 3LN, term loan 5.5% 6/7/20 (b)	1,485,000	1,490,569
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	987,500	993,672
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	90,000	88,650
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	580,414	574,250
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	1,338,063	1,346,011
Tronox Pigments (Netherlands) B.V. Tranche B, term loan 4.5% 3/19/20 (b)	421,731	416,986
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	442,213	445,176
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	569,250	569,962

TOTAL CHEMICALS		12,602,291

Consumer Products - 0.8%
Hercules Achievement, Inc. Tranche B, term loan 5% 12/11/21 (b)	1,456,488	1,461,644
Weight Watchers International, Inc. Tranche B 2LN, term loan 4% 4/2/20 (b)	1,541,189	1,164,075
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	1,066,944	1,067,829

TOTAL CONSUMER PRODUCTS		3,693,548

Containers - 2.6%
Anchor Glass Container Corp. Tranche B, term loan 4.75% 7/1/22 (b)	1,060,156	1,065,903
Berlin Packaging, LLC Tranche B 1LN, term loan 4.5% 10/1/21 (b)	1,488,630	1,493,676
Berry Plastics Corp.:
Tranche G, term loan 3.5% 1/6/21 (b)	1,213,791	1,214,095
Tranche H, term loan 3.75% 10/1/22 (b)	2,142,575	2,148,532
BWAY Holding Co. Tranche B, term loan 5.5181% 8/14/20 (b)	1,012,690	1,017,501
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	1,759,696	1,747,959
Hostess Brands LLC:
Tranche B 1LN, term loan 4.5% 8/3/22 (b)	450,450	453,265
Tranche B 2LN, term loan 8.5% 8/3/23 (b)	55,000	55,275
Printpack Holdings, Inc. Tranche B, term loan 5% 7/26/23 (b)	365,000	365,456
Reynolds Group Holdings, Inc. Tranche B, term loan 4.25% 2/5/23 (b)	1,635,000	1,639,594

TOTAL CONTAINERS		11,201,256

Diversified Financial Services - 2.6%
AlixPartners LLP Tranche B, term loan 4.5% 7/28/22 (b)	891,000	891,668
Assuredpartners, Inc. Tranche B 1LN, term loan 5.75% 10/22/22 (b)	1,385,314	1,390,938
Delos Finance SARL Tranche B LN, term loan 3.5877% 3/6/21 (b)	1,605,000	1,615,705
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	329,685	322,679
Fly Funding II Sarl Tranche B, term loan 3.54% 8/9/19 (b)	950,418	951,606
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (b)	263,134	263,134
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	1,000,000	902,500
Tranche B 1LN, term loan 4.9847% 9/11/21 (b)	694,425	679,960
TransUnion LLC Tranche B 2LN, term loan 3.5877% 4/9/21 (b)	2,954,568	2,961,954
UFC Holdings LLC:
Tranche 2LN, term loan 8.5% 8/18/24 (b)	415,000	420,188
Tranche B 1LN, term loan 5% 8/18/23 (b)	1,000,000	1,008,130

TOTAL DIVERSIFIED FINANCIAL SERVICES		11,408,462

Energy - 4.8%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	1,484,473	1,477,050
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (b)	500,000	524,690
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5% 8/23/21 (b)	750,000	786,795
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.7528% 5/16/21 (b)	1,500,000	1,395,000
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	1,030,565	1,041,839
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	2,339,789	2,156,514
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	785,000	540,865
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	1,116,198	948,768
Tranche C, term loan 5.25% 3/14/21 (b)	88,793	75,474
Energy Transfer Equity LP Tranche C, term loan 4.0424% 12/2/19 (b)	960,412	958,760
EP Energy LLC Tranche B 3LN, term loan 9.75% 6/30/21 (b)	678,333	665,615
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	577,136	582,186
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (b)	1,149,716	959,657
Foresight Energy LLC Tranche B, term loan 6.5% 8/23/20 (b)	925,000	849,844
Gulf Finance LLC Tranche B 1LN, term loan 6.25% 8/25/23 (b)	2,000,000	1,941,260
MRP Generation Holdings LLC Tranche B, term loan 9/29/22 (c)	1,000,000	940,000
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	888,723	244,843
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	446,625	407,545
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	1,212,615	601,251
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	455,122	455,122
Terra-Gen Finance Co. LLC Tranche B, term loan 5.25% 12/9/21 (b)	1,438,062	1,223,547
TerraForm AP Acquisition Holdings LLC Tranche B, term loan 7% 6/26/22 (b)	1,384,652	1,370,806
Western Refining, Inc. Tranche B, term loan 5.25% 11/12/20 (b)	946,675	943,721

TOTAL ENERGY		21,091,152

Entertainment/Film - 0.5%
AMC Entertainment, Inc. Tranche B, term loan 4% 12/15/22 (b)	496,250	500,592
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	797,777	797,442
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	215,000	207,475
Regal Cinemas Corp. Tranche B, term loan 3.5% 4/1/22 (b)	881,117	885,857

TOTAL ENTERTAINMENT/FILM		2,391,366

Environmental - 1.2%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	1,301,588	1,302,199
Metal Services LLC Tranche B, term loan 8.5% 6/30/19 (b)	946,771	930,202
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	545,000	540,002
Tranche B 1LN, term loan 4% 12/18/20 (b)	1,514,522	1,510,736
WTG Holdings III Corp.:
term loan 5.5% 1/15/21 (b)	497,500	498,744
Tranche B 1LN, term loan 4.75% 1/15/21 (b)	383,337	383,337

TOTAL ENVIRONMENTAL		5,165,220

Food & Drug Retail - 4.1%
Albertson's LLC:
Tranche B 4LN, term loan 4.5% 8/25/21 (b)	7,075,617	7,127,049
Tranche B 5LN, term loan 4.75% 12/21/22 (b)	2,110,959	2,130,760
Tranche B 6LN, term loan 4.75% 6/22/23 (b)	1,527,619	1,542,208
Candy Intermediate Holdings, Inc. Tranche B 1LN, term loan 5.5% 6/15/23 (b)	997,500	1,003,734
GOBP Holdings, Inc. Tranche B 1LN, term loan 5% 10/21/21 (b)	1,470,075	1,466,400
Petco Holdings, Inc. Tranche B 1LN, term loan 5% 1/26/23 (b)	1,493,747	1,508,475
Pizza Hut Holdings LLC Tranche B, term loan 3.2809% 6/16/23 (b)	748,125	752,801
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (b)	1,536,614	1,541,424
Smart & Final, Inc. Tranche B, term loan 4.3046% 11/15/22 (b)	1,090,715	1,090,377

TOTAL FOOD & DRUG RETAIL		18,163,228

Food/Beverage/Tobacco - 2.1%
AdvancePierre Foods, Inc. Tranche B 1LN, term loan 4.5% 6/2/23 (b)	720,173	725,574
Blue Ribbon LLC Tranche B 1LN, term loan 5% 11/13/21 (b)	1,743,008	1,750,991
Chobani LLC Tranche B, term loan 9/30/23 (c)	1,000,000	1,000,000
CTI Foods Holdings Co. LLC Tranche 1LN, term loan 4.5% 6/28/20 (b)	677,536	654,669
Keurig Green Mountain, Inc. Tranche B, term loan 5.25% 3/3/23 (b)	1,057,350	1,069,467
Shearer's Foods, Inc.:
Tranche 2LN, term loan 7.75% 6/30/22 (b)	1,085,000	981,925
Tranche B 1LN, term loan 4.9375% 6/30/21 (b)	1,754,200	1,743,236
U.S. Foods, Inc. Tranche B, term loan 4% 6/27/23 (b)	1,246,875	1,255,965

TOTAL FOOD/BEVERAGE/TOBACCO		9,181,827

Gaming - 5.7%
Affinity Gaming LLC Tranche B, term loan 5% 7/1/23 (b)	498,750	498,441
American Casino & Entertainment Properties LLC Tranche B, term loan 4.75% 7/7/22 (b)	434,428	437,960
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3.5% 10/20/21 (b)	1,483,949	1,488,193
Boyd Gaming Corp. Tranche B 2LN, term loan 3.5267% 9/15/23 (b)	500,000	503,500
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	798,063	795,573
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	6,742,016	6,646,481
Eldorado Resorts, Inc. Tranche B, term loan 4.25% 7/23/22 (b)	839,375	842,523
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (b)	447,462	449,699
5.5% 11/21/19 (b)	191,769	192,728
Graton Economic Development Authority Tranche B, term loan 4.75% 9/1/22 (b)	1,353,727	1,360,496
MGM Mirage, Inc. Tranche A, term loan 3.2744% 4/25/21 (b)	675,000	670,781
Mohegan Tribal Gaming Authority:
Tranche B, term loan 9/30/23 (c)	500,000	496,875
Tranche B, term loan 5.5% 6/15/18 (b)	2,773,502	2,770,729
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	4,407,707	4,414,451
Tranche B, term loan 6% 10/18/20 (b)	554,574	556,133
Station Casinos LLC Tranche B, term loan 3.75% 6/8/23 (b)	1,710,713	1,721,404
Tropicana Entertainment, Inc. Tranche B, term loan 4% 11/27/20 (b)	1,146,857	1,142,556
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	199,982	199,482

TOTAL GAMING		25,188,005

Healthcare - 9.7%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	842,053	834,920
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	1,147,028	1,147,750
AMAG Pharmaceuticals, Inc. Tranche B, term loan 4.75% 8/17/21 (b)	779,796	779,796
American Renal Holdings, Inc. Tranche B 1LN, term loan 4.75% 8/20/19 (b)	497,349	496,419
Avantor Performance Materials Holdings, Inc.:
Tranche 1LN, term loan 6/21/22 (c)	101,796	102,008
Tranche B 1LN, term loan 6% 6/21/22 (b)	896,954	898,075
Community Health Systems, Inc.:
Tranche F, term loan 4.0834% 12/31/18 (b)	878,235	872,966
Tranche G, term loan 3.75% 12/31/19 (b)	1,521,333	1,491,986
Tranche H, term loan 4% 1/27/21 (b)	1,689,899	1,657,791
Concentra, Inc. Tranche B 1LN, term loan 4.0046% 6/1/22 (b)	987,283	983,581
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	1,274,544	1,250,646
Drumm Investors LLC Tranche B, term loan 9.5% 5/4/18 (b)	1,021,835	1,004,801
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	1,488,750	1,484,611
Gold Merger Co., Inc. Tranche B, term loan 4.75% 7/27/23 (b)	315,000	317,167
Grifols, S.A. Tranche B, term loan 3.4479% 2/27/21 (b)	476,504	480,554
HCA Holdings, Inc.:
Tranche B 6LN, term loan 3.7744% 3/18/23 (b)	3,447,675	3,485,910
Tranche B 7LN, term loan 3.5877% 2/15/24 (b)	1,000,000	1,008,750
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	977,433	850,367
Horizon Pharmaceuticals, Inc. Tranche B, term loan 4.5% 5/7/21 (b)	508,563	503,477
InVentiv Health, Inc. Tranche B, term loan 9/29/23 (c)	1,000,000	1,002,080
Jaguar Holding Co. II/Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	276,014	276,854
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (b)	1,391,456	1,389,717
Milk Specialties Co. Tranche B, term loan 6% 8/16/23 (b)	570,000	571,784
MPH Acquisition Holdings LLC Tranche B, term loan 5% 6/7/23 (b)	956,772	968,282
NMSC Holdings, Inc. Tranche B 1LN, term loan 6% 4/19/23 (b)	514,777	518,638
Onex Schumacher Finance LP Tranche B 1LN, term loan 5% 7/31/22 (b)	1,179,045	1,181,498
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 4.75% 6/30/21 (b)	1,980,829	1,934,616
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	1,964,824	1,961,543
Precyse Acquisition Corp. Tranche B, term loan 6.5% 10/20/22 (b)	498,750	501,867
Press Ganey Holdings, Inc.:
Tranche 2LN, term loan 9/30/24 (c)	500,000	501,250
Tranche B 1LN, term loan 9/30/23 (c)	500,000	500,000
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 4.75% 11/3/20 (b)	697,577	697,577
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 9% 12/31/23 (b)	1,000,000	965,000
Tranche B 1LN, term loan 5.25% 12/31/22 (b)	2,144,198	2,054,142
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 4.28% 10/20/18 (b)	133,589	133,422
Tranche B, term loan 5.5% 4/1/22 (b)	6,445,855	6,462,614
Vizient, Inc. Tranche B, term loan 6.25% 2/11/23 (b)	1,319,779	1,333,809

TOTAL HEALTHCARE		42,606,268

Homebuilders/Real Estate - 2.0%
Americold Realty Operating Partnership LP Tranche B, term loan 5.75% 12/1/22 (b)	580,308	585,026
Communications Sales & Leasing, Inc. Tranche B, term loan 5% 10/24/22 (b)	1,018,586	1,023,170
DTZ U.S. Borrower LLC:
Tranche 2LN, term loan 9.25% 11/4/22 (b)	1,000,000	1,005,000
Tranche B 1LN, term loan 4.25% 11/4/21 (b)	1,958,975	1,959,582
MGM Growth Properties Operating Partner LP Tranche B, term loan 4% 4/25/23 (b)	1,760,327	1,775,184
Realogy Group LLC Tranche B, term loan 3.75% 7/20/22 (b)	2,293,750	2,319,555

TOTAL HOMEBUILDERS/REAL ESTATE		8,667,517

Hotels - 1.2%
ESH Hospitality, Inc. Tranche B, term loan 8/30/23 (c)	500,000	503,305
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (b)	1,810,000	1,812,263
Tranche B 1LN, term loan 3.75% 6/27/20 (b)	500,000	502,500
Hilton Worldwide Finance LLC:
Tranche B 2LN, term loan 3.0971% 10/25/23 (b)	454,410	456,896
Tranche B, term loan 3.5% 10/25/20 (b)	121,483	122,090
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3.75% 4/14/21 (b)	960,991	959,194
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	873,041	871,949

TOTAL HOTELS		5,228,197

Insurance - 1.6%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.7528% 8/14/22 (b)	987,500	986,759
Asurion LLC:
Tranche B 1LN, term loan 5% 5/24/19 (b)	1,038,688	1,041,721
Tranche B 2LN, term loan 4.3377% 7/8/20 (b)	346,826	346,826
Tranche B 2LN, term loan 8.5% 3/3/21 (b)	280,000	278,132
Tranche B 4LN, term loan 5% 8/4/22 (b)	2,202,119	2,212,579
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	1,283,632	1,283,632
Lonestar Intermediate Super Holdings LLC term loan 10% 8/31/21 pay-in-kind (b)	500,000	495,625
VF Holdings Corp. Tranche B 1LN, term loan 4.75% 6/30/23 (b)	500,000	501,485

TOTAL INSURANCE		7,146,759

Leisure - 1.7%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	2,104,776	2,020,585
ClubCorp Club Operations, Inc. Tranche B, term loan 4.25% 12/15/22 (b)	500,000	501,875
Equinox Holdings, Inc. Tranche B 1LN, term loan 5% 2/1/20 (b)	863,782	868,818
Fitness International LLC Tranche B, term loan 6% 7/1/20 (b)	500,000	499,250
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	1,481,250	1,481,517
Planet Fitness Holdings, LLC. Tranche B, term loan 4.5% 3/31/21 (b)	1,198,879	1,203,375
SMG Tranche B 1LN, term loan 4.617% 2/27/20 (b)	1,089,894	1,062,647

TOTAL LEISURE		7,638,067

Metals/Mining - 1.8%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	481,363	463,312
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	1,262,626	707,071
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	1,870,000	249,327
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	1,082,244	1,072,320
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (b)	842,857	841,703
Murray Energy Corp.:
Tranche B 1LN, term loan 7.75% 4/16/17 (b)	644,295	619,599
Tranche B 2LN, term loan 8.25% 4/16/20 (b)	2,608,632	2,210,007
Oxbow Carbon LLC Tranche 2LN, term loan 8% 1/19/20 (b)	955,000	927,945
Peabody Energy Corp. Tranche B, term loan 0% 9/24/20 (d)	911,898	718,120
Walter Energy, Inc. Tranche B, term loan 0% 4/1/18 (d)	1,712,487	0

TOTAL METALS/MINING		7,809,404

Paper - 0.1%
Caraustar Industries, Inc. Tranche B, term loan 8% 5/1/19 (b)	299,217	302,084
Publishing/Printing - 3.1%
Cengage Learning, Inc. Tranche B, term loan 5.25% 6/7/23 (b)	2,284,275	2,281,420
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	2,122,776	1,770,756
Harland Clarke Holdings Corp. Tranche B 5LN, term loan 7% 12/31/19 (b)	940,875	921,822
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	1,481,250	1,464,586
JD Power & Associates Tranche B 1LN, term loan 5.25% 9/7/23 (b)	285,000	286,781
McGraw-Hill Global Education Holdings, LLC term loan 5% 5/4/22 (b)	2,518,688	2,531,911
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	828,898	770,876
Proquest LLC Tranche B, term loan 5.75% 10/24/21 (b)	989,907	989,907
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	1,970,000	1,904,754
Trader Corp. Tranche B 1LN, term loan 8/9/23 (c)	500,000	502,190

TOTAL PUBLISHING/PRINTING		13,425,003

Restaurants - 1.7%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	1,264,105	1,272,397
Landry's Acquisition Co.:
Tranche B 1LN, term loan 4% 9/19/23 (b)	2,000,000	2,009,160
Tranche B, term loan 4% 4/24/18 (b)	1,215,814	1,220,373
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	1,626,800	1,633,925
TGI Friday's, Inc. Tranche B 1LN, term loan 5.25% 7/15/20 (b)	1,406,690	1,402,583

TOTAL RESTAURANTS		7,538,438

Services - 8.2%
Abacus Innovations Corp. Tranche B, term loan 3.2744% 8/16/23 (b)	750,000	753,750
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	1,364,440	1,296,218
Apollo Security Service Borrower LLC Tranche B 1LN, term loan 4.75% 5/2/22 (b)	3,236,888	3,266,214
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	1,883,959	1,860,994
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7502% 1/30/20 (b)	588,813	591,663
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	2,274,264	1,745,497
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	2,395,167	2,382,593
Creative Artists Agency LLC Tranche B, term loan 5% 12/17/21 (b)	2,037,962	2,049,008
GCA Services Group, Inc. Tranche B 1LN, term loan 5.8087% 3/1/23 (b)	746,250	751,145
KAR Auction Services, Inc. Tranche B 3LN, term loan 4.375% 3/9/23 (b)	736,300	745,504
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	571,256	563,761
Tranche 2LN, term loan 7.5% 7/25/22 (b)	1,060,000	1,005,675
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (b)	990,000	992,228
Tranche L 2LN, term loan 10.25% 8/13/23 (b)	1,000,000	975,000
Laureate Education, Inc. Tranche B, term loan 8.1571% 3/17/21 (b)	5,035,075	5,003,606
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	1,869,670	1,846,300
Nexeo Solutions LLC Tranche B, term loan 5.0889% 6/9/23 (b)	314,213	315,589
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	2,790,837	2,796,084
Outerwall, Inc.:
Tranche 2LN, term loan 9.75% 9/27/24 (b)	500,000	495,000
Tranche B 1LN, term loan 5.25% 9/27/23 (b)	500,000	502,915
Research Now Group, Inc.:
Tranche 2LN, term loan 9.75% 3/18/22 (b)	245,000	235,200
Tranche B 1LN, term loan 5.5% 3/18/21 (b)	728,900	707,033
Science Applications International Corp. Tranche B, term loan 3.25% 5/4/22 (b)	351,433	353,338
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	1,742,280	1,757,525
Thomson Reuters IP&S Tranche B 1LN, term loan 9/16/23 (c)	1,280,000	1,280,960
Wash Multifamily Acquisition, Inc.:
Tranche B 1LN, term loan 4.25% 5/14/22 (b)	1,004,965	1,004,965
Tranche B 2LN, term loan 8% 5/14/23 (b)	305,000	300,425
Western Digital Corp. Tranche B 1LN, term loan 4.5% 4/29/23 (b)	368,500	371,957

TOTAL SERVICES		35,950,147

Steel - 0.2%
JMC Steel Group, Inc. Tranche B, term loan 6% 6/14/21 (b)	997,500	1,005,610
Super Retail - 4.3%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	1,399,058	1,365,481
Bass Pro Group LLC Tranche B, term loan 4% 6/5/20 (b)	441,637	440,259
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	960,403	963,525
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	1,881,613	1,884,943
Davids Bridal, Inc. Tranche B, term loan 5% 10/11/19 (b)	356,524	334,466
Dollar Tree, Inc. Tranche B 3LN, term loan 3.0625% 7/6/22 (b)	340,909	343,040
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 4% 8/19/23 (b)	1,000,000	1,004,840
J. Crew Group, Inc. Tranche B, term loan 4% 3/5/21 (b)	1,521,126	1,203,972
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (b)	4,968,750	4,984,700
Party City Holdings, Inc. Tranche B, term loan 4.4722% 8/19/22 (b)	1,539,364	1,543,767
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	2,468,750	2,471,589
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	2,114,951	2,069,120
Sports Authority, Inc. Tranche B, term loan 0% 11/16/17(b)(d)	1,795,263	385,982

TOTAL SUPER RETAIL		18,995,684

Technology - 9.9%
Applied Systems, Inc.:
Tranche B 1LN, term loan 4% 1/23/21 (b)	277,993	278,341
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	331,341	333,620
Avago Technologies Cayman Finance Ltd. Tranche B 3LN, term loan 3.5243% 2/1/23 (b)	1,141,798	1,154,803
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	425,017	410,320
5% 9/10/20 (b)	669,653	644,855
Cavium, Inc. Tranche B, term loan 3.75% 8/16/22 (b)	500,000	505,000
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (b)	1,467,219	1,432,372
Compuware Corp. Tranche B 2LN, term loan 6.25% 12/15/21 (b)	518,680	516,735
Datapipe, Inc. Tranche B 1LN, term loan 5.75% 3/15/19 (b)	1,717,664	1,714,229
Dell International LLC:
Tranche B, term loan 9/27/22 (c)	1,000,000	991,250
Tranche B, term loan 4% 9/7/23 (b)	1,500,000	1,508,445
EIG Investors Corp. Tranche B 1LN, term loan 6% 2/9/23 (b)	1,836,357	1,707,812
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	1,302,607	1,282,260
First Data Corp. Tranche B, term loan 4.2753% 7/10/22 (b)	5,000,000	5,026,250
G.I. Peak Merger Sub Corp.:
Tranche 2LN, term loan 8.25% 6/17/22 (b)	460,000	420,900
Tranche B 1LN, term loan 5% 6/17/21 (b)	305,413	305,923
Global Payments, Inc. Tranche B, term loan 4.0244% 4/22/23 (b)	748,125	755,045
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (b)	1,068,839	1,061,892
JDA Software Group, Inc. Tranche B, term loan 9/22/23 (c)	1,425,000	1,425,356
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (b)	2,414,310	2,452,528
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	1,877,201	1,881,218
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 9.5% 10/16/23 (b)	480,000	475,800
Tranche B 1LN, term loan 5% 10/16/22 (b)	947,912	951,467
Micron Technology, Inc. Tranche B, term loan 6.53% 4/26/22 (b)	498,750	503,827
Microsemi Corp. Tranche B, term loan 3.75% 1/15/23 (b)	411,588	415,317
NXP BV/NXP Funding LLC Tranche F, term loan 3.4052% 12/7/20 (b)	1,066,401	1,070,134
Oberthur Technologies Tranche B 2LN, term loan 4.5% 10/18/19 (b)	1,665,715	1,672,661
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	1,690,903	1,682,449
Tranche 2LN, term loan 8% 4/9/22 (b)	1,105,000	1,081,055
SolarWinds Holdings, Inc. Tranche B, term loan 5.5% 2/5/23 (b)	498,750	503,239
Solera LLC Tranche B, term loan 5.75% 3/3/23 (b)	820,875	828,911
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (b)	2,287,070	2,287,070
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4.0002% 7/8/22 (b)	704,161	709,006
Tranche B 2LN, term loan 4.0001% 7/8/22 (b)	87,035	87,633
Sybil Software LLC. Tranche B, term loan 8/3/22 (c)	1,575,000	1,581,899
Syniverse Holdings, Inc. Tranche B, term loan 4% 4/23/19 (b)	405,000	357,413
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	1,509,211	1,516,757
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	1,000,000	1,005,000
WEX, Inc. Tranche B, term loan 4.25% 7/1/23 (b)	997,500	1,008,303

TOTAL TECHNOLOGY		43,547,095

Telecommunications - 5.7%
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 4.1875% 3/31/17 (b)	64,871	61,628
Tranche D 2LN, term loan 4.1673% 3/31/19 (b)	1,393,424	1,323,753
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	3,233,773	3,232,027
Integra Telecom Holdings, Inc.:
Tranche 2LN, term loan 9.75% 2/14/21 (b)	1,249,012	1,211,542
Tranche B 1LN, term loan 5.25% 8/14/20 (b)	1,477,500	1,466,419
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	3,695,000	3,509,400
Level 3 Financing, Inc. Tranche B 2LN, term loan 3.5% 5/31/22 (b)	3,000,000	3,015,000
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	471,213	471,213
Tranche B 1LN, term loan 4.0877% 4/11/20 (b)	2,019,940	2,019,314
Mitel U.S. Holdings, Inc. Tranche B, term loan 5.5% 4/29/22 (b)	443,736	446,372
Polycom, Inc. Tranche B, term loan 9/27/23 (c)	1,000,000	962,500
RP Crown Parent, LLC Tranche B, term loan 6% 12/21/18 (b)	149,615	149,404
Sable International Finance Ltd.:
Tranche B 1LN, term loan 5.5877% 12/31/22 (b)	550,000	554,213
Tranche B 2LN, term loan 5.83% 12/31/22 (b)	450,000	453,447
Securus Technologies Holdings, Inc. Tranche 2LN, term loan 9% 4/30/21 (b)	1,980,000	1,894,365
Securus Technologies, Inc. Tranche B2 1LN, term loan 5.25% 4/30/20 (b)	992,500	978,238
T-Mobile U.S.A., Inc. Tranche B, term loan 3.5% 11/9/22 (b)	688,266	693,525
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	633,433	633,433
Telenet Financing USD LLC term loan 4.3566% 6/30/24 (b)	1,000,000	1,007,500
Xplornet Communications, Inc. Tranche B, term loan 7% 9/9/21 (b)	630,000	631,575
Zayo Group LLC/Zayo Capital, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	261,392	262,482

TOTAL TELECOMMUNICATIONS		24,977,350

Textiles/Apparel - 0.2%
ABB Optical Group LLC Tranche B, term loan 6.0041% 6/15/23 (b)	420,000	423,675
Samsonite IP Holdings SARL Tranche B, term loan 4% 5/13/23 (b)	315,000	317,659

TOTAL TEXTILES/APPAREL		741,334

Transportation Ex Air/Rail - 0.6%
American Commercial Barge Line Tranche B 1LN, term loan 9.75% 11/12/20 (b)	838,500	811,249
Navios Partners Finance (U.S.), Inc. Tranche B, term loan 5.25% 6/27/18 (b)	1,148,214	1,034,346
YRC Worldwide, Inc. Tranche B, term loan 8% 2/13/19 (b)	619,027	589,400

TOTAL TRANSPORTATION EX AIR/RAIL		2,434,995

Utilities - 5.7%
Alfred Fueling Systems, Inc. Tranche B 1LN, term loan 4.5% 6/20/21 (b)	765,317	763,725
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	85,715	85,501
6.375% 8/13/19 (b)	1,289,519	1,286,295
APLP Holdings LP Tranche B, term loan 6% 4/13/23 (b)	935,532	943,325
Cortes NP Acquisition Corp. Tranche B, term loan 9/30/23 (c)	1,500,000	1,466,250
Dynegy Finance IV, Inc. Tranche C, term loan 5% 6/27/23 (b)	2,500,000	2,518,125
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 12/19/16 (b)	1,240,000	1,248,680
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	1,732,736	1,735,993
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	1,277,661	1,039,696
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 6.5% 11/13/21 (b)	1,620,000	1,571,400
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	2,445,075	2,396,174
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	2,057,158	1,933,729
Longview Power LLC Tranche B, term loan 7% 4/13/21 (b)	987,500	864,063
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	2,443,420	2,385,389
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	669,588	541,361
Southcross Holdings Borrower LP Tranche B, term loan 9% 4/13/23	190,993	159,479
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	1,221,765	1,214,129
Texas Competitive Electric Holdings Co. LLC:
term loan 5% 10/31/17 (b)	464,286	467,601
Tranche B, term loan 5% 10/31/17 (b)	2,035,714	2,050,249
USIC Holdings, Inc. Tranche B, term loan 4% 7/10/20 (b)	230,868	229,425

TOTAL UTILITIES		24,900,589

TOTAL BANK LOAN OBLIGATIONS
(Cost $413,399,438)		407,823,878

Nonconvertible Bonds - 3.3%
Broadcasting - 0.2%
Clear Channel Communications, Inc. 9% 12/15/19	1,183,000	936,049
Containers - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.8503% 12/15/19 (b)(e)	2,945,000	2,985,641
4.067% 5/15/21 (b)(e)	785,000	796,775
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4.1271% 7/15/21 (b)(e)	520,000	527,800

TOTAL CONTAINERS		4,310,216

Diversified Financial Services - 0.1%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (e)	500,000	545,000
Energy - 0.3%
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.2591% 8/1/19 (b)(e)	1,100,000	772,750
Cheniere Corpus Christi Holdings LLC 7% 6/30/24 (e)	500,000	540,000

TOTAL ENERGY		1,312,750

Healthcare - 0.3%
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	165,000	171,188
Tenet Healthcare Corp. 4.3503% 6/15/20 (b)	1,000,000	1,005,100

TOTAL HEALTHCARE		1,176,288

Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21 (e)	500,000	506,250
Publishing/Printing - 0.2%
Cenveo Corp. 6% 8/1/19 (e)	920,000	816,500
Services - 0.1%
APX Group, Inc. 7.875% 12/1/22	425,000	445,188
Super Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (e)	295,000	307,169
Technology - 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (e)	293,000	301,301
4.42% 6/15/21 (e)	885,000	924,994
NXP BV/NXP Funding LLC 4.125% 6/1/21 (e)	780,000	835,575

TOTAL TECHNOLOGY		2,061,870

Telecommunications - 0.4%
Altice Financing SA 7.5% 5/15/26 (e)	900,000	937,125
SFR Group SA 7.375% 5/1/26 (e)	855,000	873,972

TOTAL TELECOMMUNICATIONS		1,811,097

TOTAL NONCONVERTIBLE BONDS
(Cost $14,414,901)		14,228,377
	Shares	Value

Common Stocks - 0.6%
Chemicals - 0.3%
LyondellBasell Industries NV Class A	18,200	1,468,012
Metals/Mining - 0.1%
Warrior Met Coal LLC Class A (f)	1,860	426,089
Publishing/Printing - 0.1%
Tribune Media Co. Class A	6,975	254,727
Telecommunications - 0.1%
FairPoint Communications, Inc. (g)	34,000	511,020
Utilities - 0.0%
Southcross Holdings Borrower LP	211	102,871
TOTAL COMMON STOCKS
(Cost $5,165,502)		2,762,719

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (g)
(Cost $29,756)	29,778	29,778

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 0.43% (h)
(Cost $25,455,179)	25,454,008	25,461,644
TOTAL INVESTMENT PORTFOLIO - 102.6%
(Cost $458,464,776)		450,306,396
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(11,422,580)
NET ASSETS - 100%		$438,883,816

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Non-income producing - Security is in default.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,670,852 or 2.7% of net assets.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $426,089 or 0.1% of net assets.

 (g) Non-income producing

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Warrior Met Coal LLC Class A	3/20/14 - 4/14/14	$3,713,113

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$113,973
Total	$113,973

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$254,727	$254,727	$--	$--
Energy	426,089	--	--	426,089
Materials	1,468,012	1,468,012	--	--
Telecommunication Services	511,020	511,020	--	--
Utilities	102,871	--	--	102,871
Bank Loan Obligations	407,823,878	--	405,273,333	2,550,545
Corporate Bonds	14,228,377	--	14,228,377	--
Other	29,778	--	--	29,778
Money Market Funds	25,461,644	25,461,644	--	--
Total Investments in Securities:	$450,306,396	$27,695,403	$419,501,710	$3,109,283

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$4,630,472
Net Realized Gain (Loss) on Investment Securities	(50,472)
Net Unrealized Gain (Loss) on Investment Securities	2,436,403
Cost of Purchases	122,104
Proceeds of Sales	(5,895,583)
Amortization/Accretion	(24,741)
Transfers into Level 3	1,332,362
Transfers out of Level 3	--
Ending Balance	$2,550,545
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2016	$2,452,443
Other Investments in Securities
Beginning Balance	$29,756
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(3,373,682)
Cost of Purchases	3,902,664
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$558,738
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2016	$(3,373,682)

The information used in the above reconciliations represent fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $433,009,597)	$424,844,752
Fidelity Central Funds (cost $25,455,179)	25,461,644
Total Investments (cost $458,464,776)		$450,306,396
Cash		961,190
Receivable for investments sold		7,093,825
Receivable for fund shares sold		33,407
Interest receivable		3,329,365
Distributions receivable from Fidelity Central Funds		8,446
Prepaid expenses		1,268
Total assets		461,733,897
Liabilities
Payable for investments purchased	$20,315,599
Payable for fund shares redeemed	2,220,458
Accrued management fee	204,126
Other affiliated payables	35,633
Other payables and accrued expenses	74,265
Total liabilities		22,850,081
Net Assets		$438,883,816
Net Assets consist of:
Paid in capital		$462,768,195
Undistributed net investment income		1,629,808
Accumulated undistributed net realized gain (loss) on investments		(17,355,807)
Net unrealized appreciation (depreciation) on investments		(8,158,380)
Net Assets		$438,883,816
Series Floating Rate High Income:
Net Asset Value, offering price and redemption price per share ($203,368,249 ÷ 21,593,640 shares)		$9.42
Class F:
Net Asset Value, offering price and redemption price per share ($235,515,567 ÷ 25,009,331 shares)		$9.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$66,307
Interest		23,210,945
Income from Fidelity Central Funds		113,973
Total income		23,391,225
Expenses
Management fee	$2,370,932
Transfer agent fees	215,224
Accounting fees and expenses	208,137
Custodian fees and expenses	25,061
Independent trustees' fees and expenses	1,828
Audit	90,755
Legal	20,112
Miscellaneous	4,047
Total expenses before reductions	2,936,096
Expense reductions	(4,772)	2,931,324
Net investment income (loss)		20,459,901
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,779,962)
Fidelity Central Funds	575
Total net realized gain (loss)		(13,779,387)
Change in net unrealized appreciation (depreciation) on investment securities		12,762,980
Net gain (loss)		(1,016,407)
Net increase (decrease) in net assets resulting from operations		$19,443,494

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,459,901	$34,304,697
Net realized gain (loss)	(13,779,387)	(7,044,347)
Change in net unrealized appreciation (depreciation)	12,762,980	(22,891,918)
Net increase (decrease) in net assets resulting from operations	19,443,494	4,368,432
Distributions to shareholders from net investment income	(21,033,981)	(32,859,724)
Distributions to shareholders from net realized gain	–	(30,634,400)
Total distributions	(21,033,981)	(63,494,124)
Share transactions - net increase (decrease)	10,071,627	(391,270,610)
Total increase (decrease) in net assets	8,481,140	(450,396,302)
Net Assets
Beginning of period	430,402,676	880,798,978
End of period	$438,883,816	$430,402,676
Other Information
Undistributed net investment income end of period	$1,629,808	$2,514,645

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Floating Rate High Income Fund

Years ended September 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.46	$10.33	$10.58	$10.69	$10.00
Income from Investment Operations
Net investment income (loss)B	.438	.457	.468	.538	.517
Net realized and unrealized gain (loss)	(.028)	(.534)	.002	.083	.625
Total from investment operations	.410	(.077)	.470	.621	1.142
Distributions from net investment income	(.450)	(.434)	(.439)	(.460)	(.430)
Distributions from net realized gain	–	(.359)	(.281)	(.271)	(.022)
Total distributions	(.450)	(.793)	(.720)	(.731)	(.452)
Net asset value, end of period	$9.42	$9.46	$10.33	$10.58	$10.69
Total ReturnC,D	4.59%	(.80)%	4.58%	6.04%	11.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.72%	.72%	.72%	.75%G
Expenses net of fee waivers, if any	.75%	.72%	.72%	.72%	.75%G
Expenses net of all reductions	.75%	.72%	.72%	.72%	.75%G
Net investment income (loss)	4.78%	4.61%	4.46%	5.07%	5.34%G
Supplemental Data
Net assets, end of period (000 omitted)	$203,368	$205,782	$430,191	$781,842	$833,111
Portfolio turnover rateH	46%	42%	61%	87%	39%G,I

 A For the period October 20, 2011 (commencement of operations) to September 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Floating Rate High Income Fund Class F

Years ended September 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.46	$10.33	$10.58	$10.69	$10.00
Income from Investment Operations
Net investment income (loss)B	.448	.467	.479	.549	.530
Net realized and unrealized gain (loss)	(.027)	(.534)	.003	.084	.623
Total from investment operations	.421	(.067)	.482	.633	1.153
Distributions from net investment income	(.461)	(.444)	(.451)	(.472)	(.441)
Distributions from net realized gain	–	(.359)	(.281)	(.271)	(.022)
Total distributions	(.461)	(.803)	(.732)	(.743)	(.463)
Net asset value, end of period	$9.42	$9.46	$10.33	$10.58	$10.69
Total ReturnC,D	4.71%	(.70)%	4.69%	6.16%	11.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.62%	.61%	.61%	.63%G
Expenses net of fee waivers, if any	.64%	.62%	.61%	.61%	.63%G
Expenses net of all reductions	.64%	.62%	.61%	.61%	.63%G
Net investment income (loss)	4.89%	4.71%	4.56%	5.18%	5.45%G
Supplemental Data
Net assets, end of period (000 omitted)	$235,516	$224,621	$450,608	$732,099	$573,596
Portfolio turnover rateH	46%	42%	61%	87%	39%G,I

 A For the period October 20, 2011 (commencement of operations) to September 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2016

1. Organization.

Fidelity Series Floating Rate High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Floating Rate High Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$7,329,144
Gross unrealized depreciation	(14,281,240)
Net unrealized appreciation (depreciation) on securities	$(6,952,096)
Tax Cost	$457,258,492

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$328,522
Capital loss carryforward	$(17,260,805)
Net unrealized appreciation (depreciation) on securities and other investments	$(6,952,096)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(17,260,805)
Total capital loss carryforward	$(17,260,805)

	September 30, 2016	September 30, 2015
Ordinary Income	$21,033,981	$ 43,696,963
Long-term Capital Gains	–	19,797,161
Total	$21,033,981	$ 63,494,124

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $199,936,597 and $182,064,715, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Floating Rate High Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Floating Rate High Income	$215,224.11

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $876 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,067.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,705.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2016	Year ended September 30, 2015
From net investment income
Series Floating Rate High Income	$9,784,832	$15,710,527
Class F	11,249,149	17,149,197
Total	$21,033,981	$32,859,724
From net realized gain
Series Floating Rate High Income	$–	$14,830,619
Class F	–	15,803,781
Total	$–	$30,634,400

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2016	Year ended September 30, 2015	Year ended September 30, 2016	Year ended September 30, 2015
Series Floating Rate High Income
Shares sold	1,173,078	1,970,259	$10,706,536	$19,414,098
Reinvestment of distributions	1,069,952	3,101,475	9,784,832	30,541,146
Shares redeemed	(2,402,700)	(24,963,783)	(22,000,146)	(245,757,422)
Net increase (decrease)	(159,670)	(19,892,049)	$(1,508,778)	$(195,802,178)
Class F
Shares sold	2,677,976	3,827,292	$24,477,537	$37,783,500
Reinvestment of distributions	1,229,803	3,346,623	11,249,149	32,952,978
Shares redeemed	(2,644,007)	(27,050,196)	(24,146,281)	(266,204,910)
Net increase (decrease)	1,263,772	(19,876,281)	$11,580,405	$(195,468,432)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Floating Rate High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 20, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Floating Rate High Income Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the four years in the period then ended and for the period from October 20, 2011 (commencement of operations) to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Floating Rate High Income Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period-B April 1, 2016 to September 30, 2016
Series Floating Rate High Income	.75%
Actual		$1,000.00	$1,072.00	$3.89
Hypothetical-C		$1,000.00	$1,021.25	$3.79
Class F	.64%
Actual		$1,000.00	$1,072.60	$3.32
Hypothetical-C		$1,000.00	$1,021.80	$3.23

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Series Floating Rate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Series Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SFR-ANN-1116
1.924290.104

Item 2.

Code of Ethics

As of the end of the period, September 30, 2016, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Floating Rate High Income Fund (the “Fund”):

Services Billed by Deloitte Entities

September 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Floating Rate High Income Fund	$73,000	$-	$6,400	$1,700

September 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Floating Rate High Income Fund	$70,000	$-	$6,100	$800

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2016A	September 30, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$175,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	September 30, 2016 A	September 30, 2015 A
Deloitte Entities	$75,000	$310,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Fund, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 25, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	November 25, 2016